Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments And Contingencies [Abstract]
Commitments and contingencies	Commitments and contingencies
Obligations under leases
See Note 10 for lease obligations.
Commitments
The Group is subject to the following minimum guarantees relating to the content on its Service, the majority of which relate to minimum royalty payments associated with its license agreements for the use of licensed content, as at December 31:

	2025	2024	2023
	(in € millions)
Not later than one year	1,123	3,021	1,055
Later than one year but not more than five years	1,490	1,399	3,610
Total	2,613	4,420	4,665
In addition, the Group is subject to various non-cancelable purchase obligations and service agreements with minimum spend commitments, including a service agreement with Google for the use of Google Cloud Platform and certain content and marketing commitments as at December 31:

	2025	2024	2023
	(in € millions)
Not later than one year	626	598	453
Later than one year but not more than five years	896	1,021	1,369
More than five years	53	68	83
Total	1,575	1,687	1,905
Contingencies
Various legal actions, proceedings, and claims are pending or may be instituted or asserted against the Group. These may include, but are not limited to, matters relating to intellectual property, data protection, consumer protection, employment, and contractual rights. As a general matter, the music and other content made available on the Group’s Service are licensed to the Group by various third parties. Many of these licenses allow rights holders or other authorized parties to audit the Group’s royalty payments, and any such audit could result in disputes over whether the Group has paid the proper royalties. If such a dispute were to occur, the Group could be required to pay additional royalties, and the amounts involved could be material. The Group expenses legal fees as incurred. The Group is subject to ongoing non-income tax audits in several jurisdictions. Tax authorities in certain jurisdictions have challenged our positions. The Group records a provision for contingent losses when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. An unfavorable outcome to any legal or tax matter, if material, could have an adverse effect on the Group’s operations or its financial position, liquidity, or results of operations.
On May 16, 2024, the Mechanical Licensing Collective (“MLC”), an entity designated to administer a blanket compulsory license available under U.S. law, filed a lawsuit against Spotify USA Inc. in the U.S. District Court for the Southern District of New York (Mechanical Licensing Collective v. Spotify USA Inc., No. 1:24-cv-03809), alleging that beginning with its March 2024 reporting, Spotify USA Inc. improperly reported and underpaid royalties for its Premium Service as a bundle that includes a monthly allocation of audiobook access. On January 29, 2025, the MLC’s lawsuit was dismissed with prejudice, with the court holding that the Premium Service is a bundle. On October 1, 2025, the MLC filed an amended complaint alleging that Spotify USA Inc. improperly valued the components of the Premium Service bundle and improperly reported royalties for the Audiobook Access Tier product. The MLC has also sought permission from the district court to seek interlocutory appeal of the court’s prior ruling that the Premium Service is a bundle under the applicable regulations. If the MLC were to ultimately be entirely successful in its claim alleging that Spotify’s Premium Service is not a bundle, then the liability in relation to the period March 1, 2024 to December 31, 2025 would be approximately €358 million, plus potential penalties and interest, which we cannot reasonably estimate. Any liability would be partially offset by direct deals with publishers.